DIRTT Announces Renewal of Normal Course Issuer Bid for Common Shares

CALGARY, Alberta, December 18, 2025 (GLOBE NEWSWIRE) – DIRTT Environmental Solutions Ltd. (TSX: DRT; OTCQX: DRTTF) ("DIRTT" or the "Company"), a leader in industrialized construction, announced today that the Toronto Stock Exchange ("TSX") has accepted DIRTT's notice of intention to renew its normal course issuer bid (the "Renewed NCIB") for common shares in the capital of DIRTT ("Common Shares"). The Renewed NCIB is expected to commence on December 22, 2025, following the expiry of the Company's current NCIB (the "Prior NCIB") on December 19, 2025, and terminate on December 21, 2026.

“As part of our commitment to maximizing shareholder value, DIRTT has renewed its Normal Course Issuer Bid,” said Benjamin Urban, CEO of DIRTT. “Our goal is to optimize our capital structure via opportunistic share repurchases, thereby reducing the share count and allowing value to accrue to shareholders over time.”

Under the Renewed NCIB, DIRTT is permitted to acquire up to 9,593,878 Common Shares, which represents 5.0% of the issued and outstanding Common Shares as of December 8, 2025, being 191,877,573 Common Shares. Except as permitted under the TSX rules, DIRTT will not purchase more than 8,917 Common Shares on any given trading day. The daily purchase limit for the Common Shares is approximately 25% of 35,669 Common Shares, being the average daily trading volume of the Common Shares on the TSX for the six most recently completed calendar months. All purchases will be made on the open market through the facilities of the TSX and/or alternative Canadian trading systems or by such other means as may be permitted by the applicable securities regulator, at the market price of such Common Shares at the time of acquisition. Any Common Shares acquired through the Renewed NCIB will be immediately cancelled. The board of directors of DIRTT believes that, from time to time, the market price of the Common Shares may be such that their purchase may be an attractive and appropriate use of corporate funds and be advantageous to all remaining shareholders of DIRTT. Management's decisions regarding any Common Share repurchases will be based on market conditions, the market price of the Common Shares, and other factors.

Under the Prior NCIB, the Company sought and obtained approval from the TSX to purchase 7,515,233 Common Shares, which represented approximately 3.89% of the issued and outstanding Common Shares as of December 9, 2024, being 193,406,836 Common Shares. In the preceding 12 months, the Company purchased 1,749,974 Common Shares under the Prior NCIB on the open market through the facilities of the TSX and other alternative Canadian trading systems at a volume weighted average price of C$0.95. In addition to the Common Shares purchased on the open market, on February 13, 2025, the Company purchased 3,920,844 Common Shares directly from NGEN III, LP, which Common Shares were counted toward the maximum number of Common Shares permitted to be repurchased under the Prior NCIB. In connection with the Prior NCIB, the Company entered into an issuer repurchase plan agreement ("IRPA") and an automatic repurchase plan agreement ("ARPP") on substantially similar terms as described below.

In connection with the Renewed NCIB, DIRTT expects to enter into an IRPA and an ARPP. The IRPA and ARPP have been pre-cleared by the TSX and are expected to be implemented on December 22, 2025. The ARPP is intended to facilitate repurchases of Common Shares under the Renewed NCIB at times when DIRTT would ordinarily not be permitted to make purchases due to regulatory restriction or customary self-imposed blackout periods. Before the commencement of any particular trading black-out period, and provided that DIRTT is not in possession of material non-public information about itself or its securities, DIRTT may, but is not required to, instruct its designated broker to make purchases of Common Shares under the Renewed NCIB during the ensuing black-out period in accordance with the terms of the ARPP. The timing and amount of such purchases will be determined by the designated broker at its sole discretion based on the purchasing parameters set by DIRTT and in accordance with the rules of the TSX, applicable securities laws and the terms of the ARPP. All purchases of Common Shares made under the IRPA and ARPP will be included in determining the aggregate number of Common Shares purchased under the Renewed NCIB. If adopted, the ARPP will constitute an "automatic securities purchase plan" under applicable Canadian securities law, and will be adopted in accordance with applicable U.S. securities laws, including the requirements of Rule 10b5-1 under the U.S. Securities Exchange Act of 1934. Outside of pre-determined blackout periods, Common Shares may be purchased under the Renewed NCIB based on management's discretion, subject to TSX rules and applicable securities laws in Canada and the United States.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this news release are "forward-looking statements" within the meaning of "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934 and "forward-looking information" within the meaning of applicable Canadian securities laws. All statements, other than statements of historical fact included in this news release are forward-looking statements. When used in this news release, the words "anticipate," "expect," "intend," "may," "will," "should," "would," "could," "can," the negatives thereof, variations thereon and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. In particular, and without limitation, this news release contains forward-looking information pertaining to the Renewed NCIB, the amount of Common Shares to the acquired under the Renewed NCIB, the method of purchase, price and cancellation of Common Shares, reasons for and benefits of any purchases made under the Renewed NCIB, increased shareholder value over time, and the anticipated implementation of the IRPA and ARPP.

Forward-looking statements are based on certain estimates, beliefs, expectations, and assumptions made in light of management's experience and perception of historical trends, current conditions and expected future developments, as well as other factors that may be appropriate. Forward-looking statements necessarily involve unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed or implied in such statements. Due to the risks, uncertainties, and assumptions inherent in forward-looking information, you should not place undue reliance on forward-looking statements. Factors that could have a material adverse effect on our business, financial condition, results of operations and growth prospects include, but are not limited to, risks described under the section titled "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2024, and in our subsequently filed Quarterly Reports on Form 10-Q and also in the Company's other continuous disclosure filings available under the Company's profile on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov. Our past results of operations are not necessarily indicative of our future results. You should not rely on any forward-looking statements, which represent our beliefs, assumptions and estimates only as of the dates on which they were made, as predictions of future events. We undertake no obligation to update these forward-looking statements, even though circumstances may change in the future, except as required under applicable securities laws. We qualify all of our forward-looking statements by these cautionary statements.

ABOUT DIRTT

DIRTT is a leader in industrialized construction. DIRTT’s system of physical products and digital tools empowers organizations, together with construction and design leaders, to build high-performing, adaptable, interior environments. Operating in the workplace, healthcare, education, and public sector markets, DIRTT’s system provides total design freedom, and greater certainty in cost, schedule, and outcomes. DIRTT’s interior construction solutions are designed to be highly flexible and adaptable, enabling organizations to easily reconfigure their spaces as their needs evolve. Headquartered in Calgary, AB Canada, DIRTT trades on the TSX under the symbol “DRT” and on the OTCQX under the symbol "DRTTF".

FOR FURTHER INFORMATION, PLEASE CONTACT

DIRTT Investor Relations at ir@dirtt.com